PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2012	2013

Leasehold improvements	$1,663	$3,043
Furniture, fixtures and office equipment	1,183	1,817
Software and IT equipment	1,450	2,099
Property and equipment, gross	4,296	6,959
Less: Accumulated depreciation	(2,504)	(3,957)
Property and equipment, net	$1,792	$3,002